UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): July 22, 2005

                         GALAXY NUTRITIONAL FOODS, INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                       1-15345                 25-1391475
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

           2441 Viscount Row                                        32809
            Orlando, Florida                                      (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (407) 855-5500

         (Former name or former address, if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1   Registrant's Business and Operations

Item 1.01   Entry into a Material Definitive Agreement.

In May 2003, Galaxy Nutritional Foods, Inc. ("we" or "Company") entered into a Master Distribution and Licensing Agreement (the Prior Agreement) with Fromageries Bel S.A. ("Bel"), a French corporation that is a leading branded cheese company in Europe. Under the agreement, we granted Bel exclusive distribution rights for our products in a territory comprised of the European Union States and to more than 21 other European countries and territories (the "Territory"). We also granted Bel the exclusive option during the term of the agreement to elect to manufacture the products designated by Bel for distribution in the Territory.

Pursuant to a Termination, Settlement and Release Agreement signed on July 22, 2005 and effective February 15, 2005 (the "Termination Agreement"), the parties have mutually agreed to cancel the Prior Agreement and to terminate the distribution relationship. In consideration for our time, effort and expenses incurred during the distribution relationship, Bel has agreed to pay our Company $150,000 within 10 business days after execution of the Termination Agreement.

The Termination Agreement also contains other terms and conditions including additional covenants, representations and warranties, indemnification provisions and other customary provisions that are described fully therein, which is filed as Exhibit 10.21 to this report and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

   10.21 Termination, Settlement and Release Agreement dated July 20, 2005 between Galaxy Nutritional Foods, Inc. and Fromageries Bel S.A. (Filed herewith).

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        GALAXY NUTRITIONAL FOODS, INC.

July 26, 2005                           By:     /s/ Michael E. Broll
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                                        Name:   Michael E. Broll
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                                        Title:  Chief Executive Officer
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